Exhibit 10.2

Secured Promissory Note

(Single Advance – Non-Revolving)

$2,500,000.00	December 14, 2020

FOR VALUE RECEIVED, Taronis Fuels, Inc., a Delaware corporation (“Parent”), MagneGas Welding Supply – Southeast, LLC, a Florida limited liability company (“MagneGas Southeast”), MagneGas Welding Supply – South, LLC, a Texas limited liability company (“MagneGas South”), MagneGas Welding Supply – West, LLC, a California limited liability company (“MagneGas West”), Tech-Gas Solutions, LLC, a Texas limited liability company (“TGS”), Taronis - TAS, LLC, a Florida limited liability company (“Taronis-TAS”), and Taronis – TAH, LLC, a Florida limited liability company (“Taronis-TAH”, together with Parent, MagneGas Southeast, MagneGas South, MagneGas West, TGS, and Taronis-TAS, individually and collectively, “Borrower”), promise to pay to Tech Capital, LLC, a California limited liability company (“Lender”), or order, at Lender’s place of business at 2010 North First Street, Suite 300, San Jose, California 95131, or at such other place as may be designated in writing to Borrower by the holder of this Secured Promissory Note (this “Note”), the principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) or so much of said amount as shall have been advanced hereunder (as such amount shall change from time to time, the “Loan Amount”), which shall be subject to and disbursed under the additional terms and conditions of that certain Loan and Security Agreement dated October __, 2020 and all of the riders and amendments thereto by and between Borrower and Lender (the “Loan Agreement”), together with interest from the date of the Advance (as defined below) on the unpaid principal balance at a rate (the “Rate”) of four and one-quarter percent (4.25%) per annum over and above the rate announced as the “prime” rate in the Western Edition of the Wall Street Journal which is in effect from time to time (the “Prime Rate”); provided that the Prime Rate shall at all times be deemed to be not less than three and one-quarter percent (3.25%) per annum (the “Deemed Prime Rate”). In the event that the Prime Rate is changed, the adjustment in the interest rate charged shall be made on the day such change occurs. The Prime Rate is a rate used by certain financial institutions as one of their index rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of such financial institutions’ index rates. Upon the occurrence of a default or an event of default under this Note, the rate of interest on the Note shall be increased at the option of Lender to an additional four percent (4.00%) in excess of the then applicable interest rate. Interest shall be computed on the basis of a 360-day year and shall be charged to Borrower’s Revolving Line (as defined below) on the first day of the following month, and, if not so paid, it shall thereafter bear like interest as the principal.

1. The amount to be advanced under this Note shall be made in one advance (the “Advance”) of $2,500,000.00. The Advance under this Note will be used to fund the MMA as required by and pursuant to Section 5(a) of that certain First Modification to Loan and Security Agreement being entered into concurrently herewith (the “First Modification”), and with the funds in the MMA to be used for the purposes set forth in the First Modification.

2. Lender may, at its option, charge Borrower’s Revolving Line for the principal, interest, and fees hereunder, which are due and payable on the dates and in the manner that follows:

(a) Interest payments will be due and payable in arrears commencing on the first day of the first month following disbursement of the Advance hereunder and continuing on the first day of each month thereafter while amounts hereunder are due and owing;

(b)	Principal payments will be due and payable follows:

[ ]	Per the following schedule: ———-n/a———

X	monthly on the first day of the first month following disbursement of the Advance hereunder and continuing on the first day of each month thereafter for thirty-five months, an amount equal to Sixty-Nine Thousand Four Hundred Forty-Four and 44/100 Dollars.

[ ]	one (1) payment of ———-n/a——— Dollars ($———-n/a———) due on the Maturity Date.

(c) A loan fee of one percent (1.0%) of $2,500,000.00 which equals the sum of Twenty-Five Thousand and 00/100 Dollars ($25,000.00) (the “Loan Fee”), shall be charged at the time of the execution hereof;

(d) An administrative fee of fifteen-hundredths of one percent (0.15%) per month of the daily outstanding balance of the Loan Amount during the preceding month, shall be charged on the first day of each month following disbursement of the first Advance and monthly thereafter while amounts hereunder are due and owing (“Administrative Fee”). For avoidance of doubt, a separate additional Administrative Fee pursuant to terms of the Loan Agreement shall not be payable with respect to the Loan Amount hereunder;

(e) An appraisal fee of ———-n/a——— and 00/100 Dollars ($———-n/a———) (the “Appraisal Fee”) shall be charged for each appraisal of the Collateral performed by Lender or its agents;

(f) On the first day of each month, Lender will transfer all loan payments due under this Note, including principal payments and all accrued interest and Administrative Fees, to the accounts receivable line of credit (the “Revolving Line”) extended to Borrower pursuant to the Loan Agreement;

(g) Borrower shall pay all fees and legal and other costs incurred by Lender in connection with the negotiation and preparation of this Note and the documents executed in connection herewith and the perfection of any security interest in any collateral granted by Borrower or any third party to Lender in connection with this Note, including but not limited to attorneys’ fees and legal and other costs, which Lender shall charge to the Revolving Line;

(h) On December 1, 2023 (the “Maturity Date”), the entire principal balance hereof, together with any and all unpaid and/or accrued interest, loan fees, monthly Administrative Fees, and attorneys’ fees and legal and other costs due hereunder, shall be due, owing and payable in full;

(i) Interest not paid when due shall bear interest at the same rate as principal. All principal and interest due hereunder is payable in lawful money of the United States of America; and

(j) In no event shall the interest rate or rates payable under this Note, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Lender intend legally to agree upon the rate or rates of interest (and the other amounts paid in connection herewith) and manner of payment stated within this Note; provided, however, that anything contained herein to the contrary notwithstanding, if said interest rate or rates of interest (or other amounts paid in connection herewith) or the manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Note, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of this Note to the extent of such excess.

3. Voluntary prepayments of the principal balance of this Note shall be permitted at any time. Also, a prepayment may be deemed to have occurred regardless of whether such payment or other reduction (i) is voluntary or involuntary; (ii) is occasioned by Lender’s acceleration of the obligations hereunder or a demand hereunder; (iii) is made by Borrower or other third party, including a guarantor of Borrower’s obligation hereunder; (iv) results from Lender’s receipt or collection of proceeds of its collateral, including insurance proceeds and condemnation awards; (v) results from Lender’s exercise of its rights of setoff; and/or (iv) is made during an insolvency proceeding, or is made pursuant to any plan of reorganization or liquidation. Any such voluntary or involuntary prepayment shall be accompanied by all interest and any Administrative Fees that have accrued and remain unpaid with respect to the amount of principal being repaid and a prepayment fee equal to the following:

(a) ———-N/A———- percent (———-N/A———-%) of the amount prepaid with respect to any prepayments made during the first 12 months of the term of this Note; and

(b) ———-N/A———- percent (———-N/A———-%) of the amount prepaid with respect to any prepayments made thereafter.

Amounts repaid or prepaid with respect to this Note may not be reborrowed. Partial prepayments of principal shall be applied to scheduled payments of principal in the inverse order of their maturity.

4. If any installment of principal, interest, or Administrative Fee hereunder is not paid when due, the holder shall have the following rights in addition to the rights set forth herein, in the Loan Agreement, and under law:

(a) the right to compound interest and the Administrative Fee by adding the unpaid interest and/or Administrative Fee to principal, with such amount thereafter bearing interest and the Administrative Fee at the rates provided in this Note; and

(b) if any installment is more than ten (10) days past due, the right to collect a charge equal to the greater of Fifteen and 00/100 Dollars ($15.00) or five percent (5.00%) of the late payment for each month in which it is late. This charge is a result of a reasonable endeavor by Borrower and the holder to estimate the holder’s added legal and other costs and damages resulting from Borrower’s failure to make timely payments under this Note; hence Borrower agrees that the charge shall be presumed to be the amount of damage sustained by the holder since it is extremely difficult to determine the actual amount necessary to reimburse the holder for damages.

5. Borrower expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, the benefit of any exemption under the homestead exemption laws, and all other notices and demands in connection with the delivery, acceptance, performance, or enforcement of this Note. Borrower agrees that Lender may release, surrender, exchange, or substitute any collateral now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby. Borrower irrevocably waives the right to direct the application of all payments at any time hereafter received by Lender on behalf of Borrower, and Borrower agrees that Lender shall have the continuing exclusive right to apply any such payments against the then due and owing obligations of Borrower to Lender as Lender may deem advisable.

6. It is expressly agreed that if a default or breach occurs (that is not cured prior to the expiration of any cure period applicable to same, if any) in the payment of any principal or interest, or other fee as provided above, or in the payment or performance of any other of Borrower’s Obligations (as that term is defined in the Loan Agreement), at Lender’s option, the unpaid principal balance of this Note, together with interest accrued thereon, and other fees as provided above shall forthwith be due and payable. Notwithstanding anything to the contrary in this Note, in the event the Revolving Line is in Event of Default (as that term is defined in the Loan Agreement) status, or otherwise owing and payable pursuant to the terms thereof, all amounts due under this Note shall also be due, owing, and payable.

7. This Note is made subject to the terms and conditions of, and is secured by security interests granted by Borrower in favor of Lender, and all covenants, conditions, and agreements contained in the Loan Documents, including without limitation, the Loan Agreement, the Deposit Account Secuity Agreement(s), and the Intellectual Property Security Agreement, all of which are hereby incorporated and made a part hereof. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

8. Borrower hereby consents to any and all renewals, replacements, and/or extensions of time for payment of this Note before, at, or after maturity. This Note shall be binding upon all successors and assigns of Borrower. However, Borrower may not assign this Note or any rights hereunder without Lender’s prior written consent. Neither an unconsented assignment nor an assignment consented to by Lender shall release Borrower or any guarantor of any Obligation or indebtedness hereunder. Lender reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in, Lender’s rights and benefits under each of the documents executed herewith or hereafter. In connection therewith, Lender may disclose all documents and information which Lender now has or may hereafter acquire relating to any credit extended by Lender to Borrower, or about Borrower or its business, any guarantor or the business of any guarantor, or any Collateral required hereunder. Any waiver of any rights under this Note, the Loan Agreement, or under any other agreement, instrument, or paper signed by Borrower is neither valid nor effective unless made in writing and signed by Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or of any other right.

9. Borrower promises to pay all legal and other costs and expenses of collection of this Note and to pay all reasonable attorneys’ fees incurred in such collection or in any suit or action to collect this Note or any appeal thereof. Borrower and Lender agree that this Note is entered into and Borrower’s performance to Lender occurs at San Jose, California. This Note shall be governed by, construed under, and enforced in accordance with the laws of the State of California.

10. Any collateral pledged to secure any obligation of Borrower shall also secure any other obligation of Borrower except that any real property pledged to secure any obligation of Borrower shall only secure any other obligation of Borrower if Lender specifically so agrees in writing.

11. An Event of Default under this Note or the Loan Agreement, or any other agreement referenced in Section 7 above shall be an Event of Default under each of such loan documents, and vice versa.

12. In the event any one or more of the provisions contained in this Note is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. This Note, or a signature page thereto intended to be attached to a copy of this Note, signed and transmitted by facsimile machine, telecopier, or other electronic means (including via transmittal of a “pdf” file) shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original documents. At the request for any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed the facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed, the facsimile, telecopy or other electronic document. No party hereto may raise the use of a facsimile machine, telecopy, or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier, or other electronic means as a defense to the enforcement of this Note.

14. This is an integrated Note and supersedes all prior agreements or negotiations regarding the subject matter hereof. This Note may only be amended in writing. This Note amends and restates that certain Secured Promissory Note dated as of ———-n/a——— by BORROWER, however, this Note is not a novation of the obligations under such prior Secured Promissory Note or the terms contained therein.

This Note is subject to the terms and conditions set forth in Addendum A attached hereto and made a part hereof by this reference.

IN WITNESS HEREOF, this Note has been executed and delivered on the date first set forth above.

Taronis Fuels, Inc.,

a Delaware corporation

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer

MagneGas Welding Supply – Southeast, LLC,

a Florida limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

[Signatures Continued on Next Page]

MagneGas Welding Supply – South, LLC,

a Texas limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

MagneGas Welding Supply – West, LLC,

a California limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

Tech-Gas Solutions, LLC,

 a Texas limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

Taronis - TAS, LLC,

a Florida limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

Taronis – TAH, LLC,

a Florida limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

ADDENDUM A

Pursuant to this Addendum A to Secured Promissory Note (Single Advance Non-Revolving) (this “Addendum”) executed by Taronis Fuels, Inc., a Delaware corporation (“Parent”), MagneGas Welding Supply – Southeast, LLC, a Florida limited liability company (“MagneGas Southeast”), MagneGas Welding Supply – South, LLC, a Texas limited liability company (“MagneGas South”), MagneGas Welding Supply – West, LLC, a California limited liability company (“MagneGas West”), Tech-Gas Solutions, LLC, a Texas limited liability company (“TGS”), Taronis - TAS, LLC, a Florida limited liability company (“Taronis-TAS”), and Taronis – TAH, LLC, a Florida limited liability company (“Taronis-TAH”, together with Parent, MagneGas Southeast, MagneGas South, MagneGas West, TGS, and Taronis-TAS, individually and collectively, “Borrower”) and Tech Capital, LLC, a California limited liability company (“Lender”), the foregoing Secured Promissory Note (Single Advance Non-Revolving) (the “Note”) is hereby amended and/or supplemented by the following terms and conditions, which are incorporated by this reference in the Note as the following additional paragraphs to the Note:

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